Exhibit 99



                                  AMVESCAP PLC


                              LETTER OF TRANSMITTAL

                                For Tender of All
                    Outstanding 5.375% Senior Notes Due 2013
                   for Registered 5.375% Senior Notes Due 2013

                 Pursuant to the Prospectus Dated _______, 2003



--------------------------------------------------------------------------------
  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______, 2003, UNLESS EXTENDED, THE EXPIRATION DATE. TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 PLEASE READ THE ATTACHED INSTRUCTIONS CAREFULLY

       If you want to accept the exchange offer, this letter of transmittal must be completed, signed and timely submitted to SunTrust Bank, the exchange agent, as follows:

       By Mail or Hand Delivery:        SunTrust Bank
                                        Corporate Trust Department
                                        25 Park Place, 24th Floor
                                        Atlanta, Georgia 30303-2900
                                        Attn.: Jack Ellerin

       Facsimile Transmission:          (404) 588-7335
       Confirm by Telephone:            (404) 588-7296

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       For any questions regarding this letter of transmittal or for any additional information, you may contact the exchange agent by telephone at (404) 588-7296.

       This exchange offer is not being made to, nor will we accept tenders from or on behalf of, holders of outstanding 5.375% Senior Notes Due 2013 in any jurisdiction in which the exchange offer or the acceptance of it would not be in compliance with the laws of such jurisdiction.

                               General Information

       The prospectus dated __________, 2003 of AMVESCAP PLC, a company incorporated under the laws of England, and this letter of transmittal together constitute our offer to exchange our outstanding unregistered 5.375% senior notes due 2013, which we refer to as the old notes or the tendered notes, for new 5.375% senior notes due 2013 that we have registered under the Securities Act of 1933, as amended, or the Securities Act, which we refer to as the new notes. For each old note that we accept for exchange, the holder of the old note will receive a new note having a principal amount equal to that of the surrendered old note. Holders of old notes should carefully read the prospectus for additional information concerning the old notes and the exchange offer.

       The form and terms of the new notes will be identical in all material respects to the form and terms of the old notes except that:

       o the new notes will bear a different CUSIP number from the old notes;

       o the new notes will be registered under the Securities Act and, therefore, the new notes generally will be issued free from transfer restrictions; and

       o holders of the new notes will not be entitled to any registration rights under the registration rights agreement that we entered into with initial purchasers of the old notes.

Holders whose old notes are accepted for exchange will not receive any interest accrued on the old notes at the time of the exchange. See "This Exchange Offer--Interest on the New Notes" in the prospectus for information on the dates on which accrued interest will be payable.

       A participant in the Depository Trust Company's, or DTC's, Book-Entry Transfer Facility system may accept the terms of the exchange offer by tendering old notes through DTC's Automated Tender Offer Program, or ATOP. If a participant wishes to tender old notes through ATOP, the participant must electronically transmit acceptance of the exchange offer to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the exchange agent's account at DTC and send an agent's message to SunTrust Bank, the exchange agent. By tendering through ATOP, participants in DTC will expressly acknowledge receipt of this letter of transmittal and agree to be bound by its terms, and we will be able to enforce the agreement against DTC participants. In the limited circumstances where old notes have been certificated, the holder of the certificates must complete this letter of transmittal and forward the certificates representing the old notes, together with this letter of transmittal, directly to the exchange agent.

       We reserve the right, at any time, to extend the exchange offer, in which case the term "expiration date" means the latest date and time to which the exchange offer is extended. In order to extend the exchange offer, we will notify the exchange agent by oral or written notice and will issue a press release or other public announcement of the extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The exchange offer is not conditioned upon the tender or acceptance for exchange of any minimum aggregate principal amount of old notes. However, the exchange offer is subject to certain conditions. See "This Exchange Offer -- Conditions to this Exchange Offer" in the prospectus.

       Holders who wish to tender their old notes but who cannot, prior to 5:00 p.m., New York City time, on the expiration date either (i) deliver a confirmation of the book-entry tender of their old notes into the exchange agent's account at DTC, a book-entry confirmation, and otherwise complete the procedures for book-entry transfer, or (ii) deliver their old notes, this letter of transmittal or any other required documents to the exchange agent, may effect a tender of old notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this letter of transmittal.

       Delivery of documents to DTC or AMVESCAP does not constitute delivery to the exchange agent.

       HOLDERS OF OLD NOTES SHOULD CAREFULLY READ THE REMAINDER OF THIS LETTER OF TRANSMITTAL, COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

                               Tender of Old Notes

To the Holders of Our Old Notes:

       By reading and signing this letter of transmittal, you acknowledge receipt of the prospectus dated ________, 2003 relating to the old notes, and upon the terms and subject to the conditions of the exchange offer, agree to tender to us the old notes held by you, as described in Box I (Description of Tendered Notes). You are the registered owner of all the tendered notes; and, if applicable, represent that you have received from each beneficial owner of the tendered notes a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this letter of transmittal, instructing you to take the action described in this letter of transmittal. Subject to, and effective upon, the acceptance for exchange of the tendered notes, you agree to sell, assign and transfer to us all right, title and interest in and to the tendered notes.

       You irrevocably constitute and appoint the exchange agent as your agent and attorney-in-fact (with full knowledge that the exchange agent also acts as our agent) with respect to the tendered notes with the full power of substitution to (i) deliver certificates for the tendered notes to us (if the tendered notes have been certificated) and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, us, (ii) present the tendered notes for transfer on our books and (iii) receive for our account all benefits and otherwise exercise all rights of beneficial ownership of the tendered notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.


       You represent and warrant that you have the full power and authority to surrender, tender, sell, assign and transfer the tendered notes and that we will acquire good and unencumbered title to the tendered notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and the tendered notes will not be subject to any adverse claim when we accept the tendered notes. You further represent and warrant on behalf of yourself and any beneficial owner of the tendered notes that:

       o the information set forth in Box II (Beneficial Owner(s)) is correct;

       o the new notes are being acquired in the ordinary course of business for investment purposes;

       o neither you nor any beneficial owner is our "affiliate" within the meaning of Rule 405 under the Securities Act of 1933, as amended, or the Securities Act; and

       o neither you nor any beneficial owner is engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the new notes.

       You agree that our acceptance from you of any tendered notes and the issuance to you of new notes in exchange will constitute performance in full of our obligations under the registration rights agreement and that we will have no further obligations or liabilities (except as expressly provided in the registration rights agreement).

       Based on interpretations of the Securities Act by the staff of the Securities and Exchange Commission, or SEC, as set forth in "no-action" letters to third parties, we believe that the new notes may be offered for resale, resold and otherwise transferred by a holder of new notes under U.S. federal securities laws without further compliance with the registration and prospectus delivery requirements of the Securities Act; provided that (i) the holder acquires the new notes in the ordinary course of the holder's business for investment purposes; and (ii) the holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the new notes.

       If you are our affiliate or intend to participate in the exchange offer for the purpose of distributing the new notes, you:

       o may not rely on the interpretation by the staff of the SEC set forth in the above-mentioned "no action" letters;

       o      may not tender the old notes in the exchange offer; and

       o must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer unless the sale or transfer is made pursuant to an exemption from the requirements.

Failure to comply with these requirements may result in you incurring liability under the Securities Act for which we nor the exchange agent will not indemnify you. You and any beneficial owner acknowledge that we have not sought or received our own "no action" letter with respect to the exchange offer, and we cannot assure you that the staff of the SEC would make a similar determination with respect to this exchange offer.

       If you or any beneficial owner is a broker-dealer that will receive new notes for your own account in exchange for tendered notes that were acquired as a result of market-making or other trading activities, you acknowledge that you and each beneficial owner will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of any new notes. However, by so acknowledging and so delivering a prospectus, neither you nor any beneficial owner will be deemed to admit that you are an "underwriter" within the meaning of the Securities Act. See "Plan of Distribution" in the prospectus.

       You further acknowledge that we and the exchange agent may rely upon each of the foregoing representations and covenants for purposes of the exchange offer.

       You and each beneficial owner will, upon request, execute and deliver any additional documents that we or the exchange agent deem to be necessary or desirable to complete the sale, assignment and transfer of the tendered notes. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of yours and each beneficial owner shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of you and the beneficial owner, and shall not be affected by, and shall survive the death or incapacity of, you and the beneficial owner.

       For purposes of the exchange offer, we shall be deemed to have accepted validly tendered old notes when, as and if we have given written notice to the exchange agent.

       You understand that tenders of the old notes pursuant to the procedures described in the prospectus under "This Exchange Offer -- Procedures for Tendering" and in the instructions in this letter of transmittal will constitute a binding agreement between you and AMVESCAP in accordance with the terms and subject to the conditions set forth in this letter of transmittal and in the prospectus. You recognize that under certain circumstances set forth in the prospectus under "This Exchange Offer -- Conditions to this Exchange Offer" we will not be required to accept the tendered notes for exchange. In addition, you understand that you may withdraw your tender of old notes only as set forth in the prospectus under "This Exchange Offer -- Withdrawal of Tenders." Tendered notes not accepted for exchange or that have been withdrawn will be returned, without expense, to you as promptly as practicable after the expiration date.

       Unless otherwise indicated in Box V (Special Issuance Instructions), certificates for the new notes (and, if applicable, substitute certificates representing any old notes not exchanged) should be issued in your name. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), certificates for the new notes (and, if applicable, substitute certificates representing old notes not exchanged) should be sent to you at the address indicated in Box I (Description of Tendered Notes) or, in the case of a book-entry tender of old notes, the new notes (and, if applicable, outstanding old notes not exchanged) should be credited to the account at DTC indicated in Box III (Method of Delivery).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.


--------------------------------------------------------------------------------
                                      BOX I
                         DESCRIPTION OF TENDERED NOTES*
--------------------------------------------------------------------------------
                                                        Aggregate
                                                        Principal
                                                         Amount       Aggregate
Name(s) and Address(es) of New         Certificate     Represented    Principal
Note Holder(s), exactly as name(s)      Number(s)          by          Amount
appear(s) on Old Note Certificate(s)  of Old Notes**  Certificate(s) Tendered***
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                          Total
--------------------------------------------------------------------------------
* List the old notes to which this letter of transmittal relates. If the space provided is inadequate, the certificate numbers and principal amount of old notes should be listed on a separate signed schedule attached hereto.
**     Need not be completed by persons tendering by book-entry transfer.
*** Tenders of old notes must be in a minimum principal amount of $1,000 or an additional integral multiple of $1,000. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes represented by the certificate(s) set forth above. See Instruction 2.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     BOX II
                               BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------
   State of Principal Residence of       Principal Amount of Tendered Notes Held
Each Beneficial Owner of Tendered Notes     for Account of Beneficial Owner
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX III
                               METHOD OF DELIVERY
                               (See Instruction 1)
--------------------------------------------------------------------------------
|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution

         Account Number                              Transaction Code Number

|_|      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                        --------------------------------------
         Window Ticket Number (if any)
                                      ----------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                            ------------------
         Name of Institution which guaranteed delivery
                                                       -----------------------

         If Delivered by Book-Entry Transfer, Complete the Following:

                  Name of Tendering Institution
                                                ------------------------------

                  Account Number and Transaction Code Number
                                                             -----------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     BOX IV
                            ATTENTION BROKER-DEALERS
--------------------------------------------------------------------------------
|_| CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

         Name
              ---------------------------------------------------------

         Address
                 ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX V
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------
       To be completed ONLY if certificates for new notes and/or certificates for old notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this letter of transmittal in Box VII (Signature).

Issue:   New Notes issued and/or old notes not exchanged to:

Name(s)
        ----------------------------------------------------------------
                        (Please Type or Print)


        ----------------------------------------------------------------
                        (Please Type or Print)


Address(es)
            ----------------------------------------------------------------


            ----------------------------------------------------------------
                                   (Zip Code)

Taxpayer Identification Number or Social Security Number
                                                         ---------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     BOX VI
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------
       To be completed ONLY if (1) certificates for new notes and/or certificates for old notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this letter of transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) new notes and/or old notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).

Send:    New Notes and/or old notes not exchanged to:

Name(s)
        ----------------------------------------------------------------
                        (Please Type or Print)


        ----------------------------------------------------------------
                        (Please Type or Print)

Address(es)
            ----------------------------------------------------------------


            ----------------------------------------------------------------
                                   (Zip Code)

Credit:  New Notes and/or old notes not exchanged to DTC account as follows:

Name(s)
        ----------------------------------------------------------------
                        (Please Type or Print)


        ----------------------------------------------------------------
                        (Please Type or Print)

Crediting Instructions
                       --------------------------------------------------------

Account Number
                       --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX VII
               SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS
                           (See Instructions 1 and 3)
         In addition, Substitute Form W-9 on the following page must be completed and signed.
--------------------------------------------------------------------------------


                                                                         , 200__
 -------------------------------------         --------------------------

                                                                         , 200__
 -------------------------------------         --------------------------

                                                                         , 200__
 -------------------------------------         --------------------------
  Signature(s) by Tendering Holder(s)                     Date

Area Code and Telephone Number
                              ------------------------------------------------

       For any tendered notes, this letter of transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the tendered notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by us, submit evidence satisfactory to us of authority to act. See Instruction 3.


Name(s)
        ----------------------------------------------------------------


        ----------------------------------------------------------------
                        (Please Type or Print)

Capacity
         ---------------------------------------------------------------

Address(es)
            ------------------------------------------------------------


            ------------------------------------------------------------
                               (Includig Zip Code)


Area Code and Telephone Number
                              ------------------------------------------------

Tax Identification Number or Social Security Number
                                                    --------------------------


                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Guarantor Institution
                                    ------------------------------------------
                                              (Authorized Signature)


                                    ------------------------------------------
                                                   (Print Name)


                                    ------------------------------------------
                                                      (Title)


                                    ------------------------------------------
                                 (Name of Firm -- Must be an Eligible Guarantor
                                     Institution as defined in Instruction 3)


                                    ------------------------------------------
                                                     (Address)


                                    ------------------------------------------
                                           (Area Code and Telephone Number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PAYOR'S NAME: AMVESCAP PLC*
--------------------------------------------------------------------------------
                              Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed).
                              --------------------------------------------------
                              Address

                              --------------------------------------------------
SUBSTITUTE                    City, State and ZIP Code

                              --------------------------------------------------
Form W-9                      List account number(s) here (optional)

                              --------------------------------------------------
Department of the Treasury    Part 1--PLEASE PROVIDE YOUR       Social Security
Internal Revenue Service      TAXPAYER IDENTIFICATION NUMBER     Number or TIN
                              ("TIN") IN THE BOX AT RIGHT AND
                              CERTIFY BY SIGNING AND DATING
                              BELOW.
                              --------------------------------------------------
                              Part 2--Check the box if you are NOT subject to
                              backup withholding under the provisions of section
                              3406(a)(1)(C) of the Internal Revenue Code because
                              (1) you are exempt from backup withholding, or (2)
                              you have not been notified by the Internal Revenue
                              Service that you are subject to backup withholding
                              as a result of a failure to report all interest or
                              dividends or (3) the Internal Revenue Service has
                              notified you that you are no longer subject to
                              backup withholding. |_|
--------------------------------------------------------------------------------
                              Part 3--CERTIFICATION--UNDER THE PENALTIES OR
                              PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED
                              ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                                             Awaiting TIN |_|

                              SIGNATURE                         DATE
                                       ------------------------      -----------
--------------------------------------------------------------------------------
*See Instruction 5.
--------------------------------------------------------------------------------

Note:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
---- ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                    IN PART 3 OF SUBSTITUTE FORM W-9 ABOVE.
--------------------------------------------------------------------------------
         CERTIFICATE OF TAXPAYER AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, a portion of payments made to me pursuant to the exchange offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, the retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.


SIGNATURE                                            DATE
         ----------------------------------------         ---------------------

--------------------------------------------------------------------------------

                                  AMVESCAP PLC

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

       1. Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures. This letter of transmittal is to be completed by holders of old notes if certificates are to be forwarded with it. Certificates for all physically tendered old notes or a book-entry confirmation and, in the case of certificates, a properly completed and duly executed letter of transmittal (or manually signed facsimile of it) and all other documents required by this letter of transmittal, must be received by the exchange agent at the address set forth on the front cover and back cover this letter of transmittal prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.


       In the limited circumstances where old notes might have been certificated and a holder who wished to tender its old notes finds:

       o      the old notes are not immediately available;

       o the holder cannot deliver the old notes, the letter of transmittal or any other required documents to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date;

       o the holder cannot deliver a book-entry confirmation and otherwise complete the procedures for book-entry transfer before 5:00 p.m., New York City time, on the expiration date;

then the holder may effect a tender of old notes if:

       o the tender of the old notes is made through an eligible guarantor institution;

       o before 5:00 p.m., New York City time, on the expiration date, the exchange agent receives from the eligible guarantor institution:

              (1) a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, registered or certified mail or hand delivery),

              (2) the name and address of the tendering holder, and

              (3) the certificate number(s) of the tendered notes and the principal amount of the tendered notes, stating that the tender is being made and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, the certificates(s) representing the tendered notes or a book-entry confirmation and, in the case of certificates, this letter of transmittal (or a facsimile of it), and any other documents required by this letter of transmittal will be deposited by the eligible guarantor institution with the exchange agent; and

       o the exchange agent receives, within three New York Stock Exchange trading days after the expiration date, the certificates(s) representing the tendered notes in proper form for transfer or a book-entry confirmation, and, in the case of certificates, this letter of transmittal (or a facsimile of it), and all other documents required by this letter of transmittal.

       The method of delivery of this letter of transmittal, the tendered notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the exchange agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.


       2. Tender by Registered Holder; Instructions to Beneficial Holders; Partial Tenders. Only a holder in whose name old notes are registered may execute and deliver this letter of transmittal and tender old notes in the exchange offer. Any beneficial owner whose old notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender the old notes should:

       o promptly contact the registered holder and instruct the registered holder to tender old notes on the beneficial owner's behalf;

       o properly complete and duly execute the form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant From Beneficial Owner" accompanying this letter of transmittal; and

       o      timely deliver the form to the registered holder.

We and the exchange agent shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by the registered holder and/or the beneficial owner. If the beneficial owner wishes to tender old notes on its own behalf, the beneficial owner must, prior to completing and executing this letter of transmittal and delivering its old notes, either make appropriate arrangements to register ownership of the old notes in the beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

       Tendered notes must be in a minimum principal amount of $1,000 or an additional integral multiple of $1,000. If less than the entire principal amount of the old notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of tendered notes in Box I (Description of Tendered Notes) under the caption "Aggregate Principal Amount Tendered." The entire principal amount of old notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of old notes is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing new notes and untendered old notes will be issued in the name of the person signing this letter of transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), the certificates will be sent to the person signing this letter of transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of old notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

       3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If the registered holder of the tendered notes signs this letter of transmittal, the signature must correspond exactly with the name(s) as written on the face of the certificates for the tendered notes without any change whatsoever. If any old notes that are tendered are owned of record by two or more joint owners, all owners must sign this letter of transmittal. If any tendered notes are registered in different names on several certificates, the holders must complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of certificates.

       When this letter of transmittal is signed by the registered holder(s) of the tendered notes and tendered, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued or any untendered old notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted or separate bond powers are required. Signatures on the certificate(s) must be guaranteed by an eligible guarantor institution.

       If this letter of transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified in this letter of transmittal, the certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each endorsement or bond power must be guaranteed by an eligible guarantor institution.

       If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, the persons should so indicate when signing, and, unless waived by us, evidence satisfactory to us of their authority to act must be submitted with this letter of transmittal.

       Endorsements on certificates for tendered notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program).


       It is unnecessary for the eligible guarantor institution to guarantee the signatures on this letter of transmittal if:

       o the registered holder (which term for purposes of the exchange offer includes any participant of DTC whose name appears on a security position listing as the holder of the tendered notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this letter of transmittal tenders the old notes; or

       o      an eligible guarantor institution tenders the old notes.

       4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes the name and address to which new notes issued pursuant to the exchange offer and/or substitute certificates evidencing untendered old notes are to be issued or sent if different from the name or address of the holder signing this letter of transmittal. In the case of issuance in a different name, the tendering holders must also indicate the taxpayer identification number or social security number of the person named. If no instructions are given, certificates evidencing new notes and untendered old notes will be returned to the person signing this letter of transmittal at the address indicated in Box I (Description of Tendered Notes) or, in the case of a book-entry tender of old notes, credited to the account at DTC indicated in Box III (Method of Delivery).

       5. Tax Identification Number. Federal income tax law requires a holder whose old notes are accepted for exchange to provide us as payor with a Substitute Form W-9, which contains, among other things, the holder's Taxpayer Identification Number, or TIN. In the case of an individual, the TIN is his or her social security number, and in the case of an entity, the TIN is typically the employer identification number. If the holder is a nonresident alien or a foreign entity, the holder must furnish to us a Form W-8, Certificate of Foreign Status in order to avoid backup withholding. If the holder does not furnish us a Substitute Form W-9 (with a valid TIN), or other documentation establishing that the holder is eligible for an exemption from backup withholding, the holder will be subject to backup withholding upon the delivery of the new notes and receipt of any reportable payments made by us after the exchange. In addition, failure to furnish the Substitute Form W-9, or other documentation establishing an exemption from backup withholding, may subject the holder to penalties.

       If a holder otherwise subject to backup withholding does not have a TIN, the holder should consult its tax advisor and apply for a TIN. If the holder does not apply for a TIN, it will be subject to backup withholding under the rules outlined above. If the holder has applied for a TIN or intends to do so in the near future, the holder should indicate that it has "applied for" a TIN on the Substitute Form W-9. If the holder fails to furnish us with a TIN within 60 days of filing the Substitute Form W-9, we will apply backup withholding to all payments due to the holder.

       6. Transfer Taxes. We will pay all transfer taxes, if any, applicable to the transfer of old notes to us pursuant to the exchange offer. If, however, new notes and/or substitute notes for untendered old notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old notes, or if the old notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of old notes to us pursuant to the exchange offer, the tendering holder must pay the amount of any transfer taxes (whether imposed on the registered holder or any other persons). If the tendering holder does not provide satisfactory evidence of payment of the taxes or exemption from the taxes with this letter of transmittal, the tendering holder will receive a direct bill for the amount of the transfer taxes.

       Except as provided in this Instruction 6, it will be unnecessary for transfer tax stamps to be affixed to old notes that are tendered.

       7. Waiver of Conditions. We reserve the absolute right to amend, waive or modify any or all conditions relating to the exchange offer set forth in the prospectus.

       8. No Conditional Tenders. We will not accept any alternative, conditional, irregular or contingent tenders. All holders of old notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of their old notes for exchange.

       9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address set forth on the front cover and back cover of this letter of transmittal for further instructions.

       10. Validity of Tenders. We, in our sole discretion, will make a final and binding determination on all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered notes. We reserve the absolute right to reject any and all old notes not properly tendered or any old notes whose acceptance by us would, in the opinion of counsel, be unlawful. We also reserve the right, in our sole discretion, to waive any defects, irregularities or conditions of tender as to any old notes either before or after the expiration date. Our interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, the tendering holder must cure any defects or irregularities in connection with tendered notes within the time period determined by us. Although we intend to request the exchange agent to notify holders of defects or irregularities with respect to tenders of old notes, neither we, the exchange agent nor any other person has any duty to give this notice or will incur any liability for failure to give notification or for giving improper notification in connection therewith. Tenders of old notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any old notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in this letter of transmittal, as promptly as practicable following the expiration date.

       11. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the exchange offer, we will accept for exchange all validly tendered old notes as promptly as practicable after the expiration date and will then issue new notes as promptly as practicable. For purposes of the exchange offer, we shall be deemed to have accepted validly tendered notes when, as and if we have given oral (confirmed in writing) or written notice to the exchange agent. If any tendered notes are not accepted for exchange for any reason, the unexchanged tendered notes will be returned, without expense, to the person signing this letter of transmittal at the address indicated in Box I (Description of Tendered Notes), or, in the case of a book-entry tender of old notes, credited to the account at DTC instructed in Box III (Method of Delivery).

       12. Withdrawal. Old notes that are tendered may be withdrawn only pursuant to the procedures set forth in the prospectus under "This Exchange Offer -- Withdrawal of Tenders."

       13. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery, may be directed to the exchange agent at the address and telephone number set forth on the front cover and back cover of this letter of transmittal.

                                 SunTrust Bank,
                                as Exchange Agent


                        By Mail or Hand Delivery:    SunTrust Bank
                                                     Corporate Trust Department
                                                     25 Park Place, 24th Floor
                                                     Atlanta, Georgia 30303-2900
                                                     Attn.: Jack Ellerin

                        Facsimile Transmission:      (404) 588-7335
                        Confirm by Telephone:        (404) 588-7296

                                  AMVESCAP PLC

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER

                        With Respect to the Tender of All
                    Outstanding 5.375% Senior Notes Due 2013
                   for Registered 5.375% Senior Notes Due 2013


--------------------------------------------------------------------------------
   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____,
      2003, UNLESS EXTENDED, THE EXPIRATION DATE. TENDERS MAY BE WITHDRAWN
         PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

Registered Holder and/or Participant of the Book-Entry Transfer Facility:

       The undersigned hereby acknowledges receipt of the prospectus dated ______, 2003 of AMVESCAP PLC, a company incorporated under the laws of England, and the accompanying letter of transmittal, which together constitute the AMVESCAP's offer to exchange the outstanding unregistered 5.375% senior notes due 2013 (referred to in the prospectus and letter of transmittal as the old notes) for registered 5.375% senior notes due 2013 (referred to in the prospectus and letter of transmittal as the new notes). For each old note accepted for exchange, the holder of such old note will receive a new note having a principal amount equal to that of the surrendered old note.

       This will instruct you, the registered holder and/or participant in the book-entry transfer facility, which is The Depository Trust Company, as to the action to be taken by you relating to the exchange offer with respect to the old notes held by you for the account of the undersigned.

       The aggregate face amount of the old notes held by you for the account of the undersigned is (insert amount): $________________.

       With respect to the exchange offer, the undersigned hereby instructs you (check appropriate box):

              TO TENDER the following old notes held by you for the account of the undersigned (insert principal amount of old notes to be tendered, if any, in integral multiples of $1,000):
              $----------------.

              NOT TO TENDER any old notes held by you for the account of the undersigned.

       If the undersigned instructs you to tender the old notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the letter of transmittal that are to be made with respect to the undersigned as a beneficial owner of old notes, including, but not limited to, the representations that (i) the information set forth in Box II (Beneficial Owners) of the letter of transmittal with respect to the undersigned is correct, (ii) any new notes to be received by the undersigned in exchange for old notes tendered in the exchange offer will be acquired in the ordinary course of business and for investment purposes of the undersigned, (iii) the undersigned is not our "affiliate" within the meaning of Rule 405 under the Securities Act of 1933, as amended, or the Securities Act, and (iv) the undersigned has not engaged in and does not intend to engage in and has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for old notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of any new notes. However, by so acknowledging and so delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

       The undersigned acknowledges as follows: Based on interpretations of the Securities Act by the staff of the Securities and Exchange Commission, or SEC, as set forth in "no-action" letters to third parties, we believe that the new notes may be offered for resale, resold and otherwise transferred by a holder under U.S. federal securities laws without further compliance with the registration and prospectus delivery requirements of the Securities Act; provided that (i) the holder acquires the new notes in the ordinary course of the holders' business for investment purposes; and (ii) the holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the new notes. Any holder that is our affiliate or that intends to participate in the exchange offer for the purpose of distributing the new notes (i) may not rely on the interpretation by the staff of the SEC set forth in the above-mentioned "no-action" letters, (ii) may not tender the old notes in the exchange offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. Failure to comply with such requirements may result in the holder incurring liability under the Securities Act for which we nor the exchange agent will not indemnify the holder. The undersigned acknowledges that we have not sought or received our own "no-action" letter with respect to the exchange offer, and we cannot assure the undersigned that the staff of the SEC would make a similar determination with respect to the exchange offer. The undersigned further acknowledges that we and the exchange agent may rely upon each of the foregoing representations and covenants for purposes of the exchange offer.


--------------------------------------------------------------------------------
                                    SIGN HERE


     Name of Beneficial Owner(s):
                                  -------------------------------------------

     Signature(s):
                   ----------------------------------------------------------

     Name(s) (please print):
                             ------------------------------------------------

     Address:
              ---------------------------------------------------------------

              ---------------------------------------------------------------

              ---------------------------------------------------------------

     Area Code and Telephone Number:
                                     ----------------------------------------

     Taxpayer Identification Number or Social Security Number:
                                                               --------------

     Date:
           ------------------------------------------------------------------

--------------------------------------------------------------------------------

                               AMVESCAP PLC


                          NOTICE OF GUARANTEED DELIVERY

                        With Respect to the Tender of All
                    Outstanding 5.375% Senior Notes Due 2013
                   for Registered 5.375% Senior Notes Due 2013

                  Pursuant to the Prospectus Dated ______, 2003

--------------------------------------------------------------------------------
  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______,
      2003, UNLESS EXTENDED, THE EXPIRATION DATE. TENDERS MAY BE WITHDRAWN
         PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

       As set forth in the letter of transmittal accompanying the prospectus dated ______, 2003 of AMVESCAP PLC, a company incorporated under the laws of England, this notice of guaranteed delivery or a form substantially equivalent hereto must be used to accept AMVESCAP's offer to exchange the outstanding unregistered 5.375% senior notes due 2013 (referred to in the prospectus and letter of transmittal as the old notes), for registered 5.375% senior notes due 2013 (referred to in the prospectus and letter of transmittal as the new notes) if the tendering holder of old notes cannot, prior to 5:00 p.m., New York City time, on the expiration date (i) deliver the old notes, the letter of transmittal or any other documents required by the letter of transmittal to the exchange agent or (ii) deliver a confirmation of the book-entry tender of the old notes into the exchange agent's account at The Depository Trust Company, or DTC, and otherwise complete the procedures for book-entry transfer. If required, this notice of guaranteed Delivery, properly completed and duly executed, must be delivered to SunTrust Bank, as the exchange agent for the exchange offer, as set forth below.

         By Mail or Hand Delivery:          SunTrust Bank
                                            Corporate Trust Department
                                            25 Park Place, 24th Floor
                                            Atlanta, Georgia 30303-2900
                                            Attn.: Jack Ellerin

         Facsimile Transmission:            (404) 588-7335
         Confirm by Telephone:              (404) 588-7296

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       For any questions regarding this notice of guaranteed delivery or for any additional information, please contact the exchange agent by telephone at (404) 588-7296.

       This form is not to be used to guarantee signatures. If a signature on the letter of transmittal is required to be guaranteed by an "eligible guarantor institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

To the Holders of Old Notes:

       You hereby tender to AMVESCAP PLC, upon the terms and subject to the conditions set forth in the prospectus and the letter of transmittal, receipt of which you hereby acknowledge, the principal amount of outstanding 5.375% senior notes due 2013 (which we refer to as the old notes) set forth below pursuant to the guaranteed delivery procedures.

       All authority herein conferred or agreed to be conferred in this notice of guaranteed delivery and every obligation of yours under this notice of guaranteed delivery shall be binding upon your successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive your death or incapacity.



                            PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s)
or Authorized Signatory
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

Name(s) of Registered Holder(s)
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

Principal Amount of Old Notes Tendered
                                       -----------------------------------------

Date
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

Area Code and Telephone Number
                               -------------------------------------------------

If old notes will be delivered by book-entry transfer, provide the account number at The Depository Trust Company below:

Depository Account No.
                       ---------------------------------------------------------

This notice of guaranteed delivery must be signed by the registered holder(s) of the old notes tendered hereby exactly as their name(s) appear on the certificates for such notes or on a security position listing such holder(s) as the owner(s) of such notes, or by person(s) authorized to become registered holder(s) of such notes by endorsements and documents submitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information and, unless waived by AMVESCAP, submit with the letter of transmittal evidence satisfactory to AMVESCAP of such person's authority to so act. See Instruction 2.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s)
              ------------------------------------------------------------------

Capacity
              ------------------------------------------------------------------

Address(es)
              ------------------------------------------------------------------

              ------------------------------------------------------------------

                                    GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program), guarantees deposit with the exchange agent of the letter of transmittal (or facsimile thereof), the old notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such old notes into the exchange agent's account at DTC as described in the letter of transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the expiration date.

Name of Firm                            Authorized Signature
             -------------------------                      --------------------

Address                                 Name
        ------------------------------       -----------------------------------

        ------------------------------

Area Code and
Telephone Number                        Title
                ----------------------        ----------------------------------

                                        Date
                                             -----------------------------------


       DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

       1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this notice of guaranteed delivery and any other documents required by this notice of guaranteed delivery must be received by the exchange agent at its address set forth on the front and back cover of this notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of this notice of guaranteed delivery and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the exchange agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

       2. Signatures on this Notice of Guaranteed Delivery. If this notice of guaranteed delivery is signed by the registered holder(s) of the old notes referred to herein, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates for the old notes (if the old notes have been certificated) without any change whatsoever. If this notice of guaranteed delivery is signed by a participant of DTC whose name appears on a security position listing as the holder of the old notes, the signature must correspond exactly with the name shown on the security position listing as the holder of the old notes.

       If this notice of guaranteed delivery is signed by a person other than the registered holder(s) of any old notes or a participant of DTC, this notice of guaranteed delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the certificates for the old notes or signed as the name of the participant is shown on DTC's security position listing.

       If this notice of guaranteed delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by AMVESCAP, submit with the letter of transmittal evidence satisfactory to AMVESCAP of such person's authority to so act.

       3. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the prospectus, the letter of transmittal and this notice of guaranteed delivery, may be directed to the exchange agent at the address and telephone number set forth on the front cover and back cover of this notice of guaranteed delivery.

                                 SunTrust Bank,
                                as Exchange Agent



                        By Mail or Hand Delivery:    SunTrust Bank
                                                     Corporate Trust Department
                                                     25 Park Place, 24th Floor
                                                     Atlanta, Georgia 30303-2900
                                                     Attn.: Jack Ellerin

                        Facsimile Transmission:      (404) 588-7335
                        Confirm by Telephone:        (404) 588-7296